Exhibit 10.6(i)

Maude 5

AMENDMENT NO. 1

TO LEASE

THIS AMENDMENT NO. 1 is made and entered into this fourth day of November, 1994, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SEPARATE PROPERTY TRUST) as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and SYNOPSYS, INC., a Delaware corporation, as TENANT.

RECITALS

A. WHEREAS, by Lease Agreement dated June 23, 1993 Landlord leased to Tenant all of that certain 104,170+ square foot building located at 700A East Middlefield Road, Mountain View, California, the details of which are more particularly set forth in said June 23, 1993 Lease Agreement, and

B. WHEREAS, it is now the desire of the parties hereto to amend the Lease by (i) acknowledging Tenant’s exercise of its option to delay occupancy of the first floor of the Premises and establishing the Commencement Date for the second floor of the Premises, (ii) adjusting the Term of the Lease in accordance with the terms of Paragraph 51 of the Lease, and (iii) amending the Basic Rent schedule and the Aggregate Rent of said Lease Agreement accordingly as hereinafter set forth.

AGREEMENT

NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

1. COMMENCEMENT DATE OF LEASE: Tenant has: (i) exercised its option to delay occupancy of the first floor of the Premises for a three (3) month period as allowed under Lease Paragraph 51, “Commencement Date, Lease Term and Basic Rent Schedule Amended in the Event Tenant Delays Occupancy on the First and/or Second Floor of the Premises” and (ii) hereby waived its option to delay occupancy of the second floor. Therefore, the Commencement Date for the first floor of the Premises shall be changed from July 1, 1994 to October 1, 1994 and the Commencement Date for the second floor of the Premises shall be February 1, 1995.

2. TERM OF LEASE: Pursuant to Paragraph 51 of the Lease, “Commencement Date, Lease Term and Basic Rent Schedule Amended in the Event Tenant Delays Occupancy on the First and/or Second Floor of the Premises”, the Termination Date of the Lease is to be eight years from the Commencement Date of the second floor of the Premises (February 1, 1995), plus a period of one month resulting from Tenant delaying its occupancy of the first floor by three months (from the scheduled Commencement Date of July 1, 1994 to October 1, 1994); therefore, the Termination Date of the Lease shall be February 28, 2003, which date is eight years and one month from the Commencement Date for the second floor of the Premises. The total Term of the Lease shall be eight years and five months, from October 1, 1994 through February 28, 2003.

3. BASIC RENT SCHEDULE: Due to the deferred Lease Commencement Date, the Basic Rent Schedule shall be changed as indicated herein:

On October 1, 1994, the sum of SEVENTY EIGHT THOUSAND ONE HUNDRED TWENTY SEVEN AND 50/100 DOLLARS ($78,127.50) shall be due, and a like sum due on the first day of each month thereafter through and including January 1, 1995.

On February 1, 1995, the sum of ONE HUNDRED FIFTY SIX THOUSAND TWO HUNDRED FIFTY FIVE AND NO/100 DOLLARS ($156,255.00) shall be due, and a like sum due on the first day of each month thereafter, through and including January 1, 1998.

On February 1, 1998, the sum of ONE HUNDRED SIXTY SIX THOUSAND SlX HUNDRED SEVENTY TWO AND NO/100 DOLLARS ($166,672.00) shall be due, and a like sum due on the first day of each month thereafter, through and including January 1, 2001.

Maude 5

On February 1, 2001, the sum of ONE HUNDRED SEVENTY ONE THOUSAND EIGHT HUNDRED EIGHTY AND 50/100 DOLLARS ($171,880.50) shall be due, and a like sum due on the first day of each month thereafter, through and including December 1, 2002.

On January 1, 2003, the sum of ONE HUNDRED SEVENTY SEVEN THOUSAND EIGHTY NINE AND NO/100 DOLLARS ($177,089.00) shall be due, and a like sum due on the first day of each month thereafter, through and including February 1, 2003.

The Aggregate Basic Rent for the Lease shall be increased by $26,042.50, or from $ 16,219,269.00 to $ 16,245,311.50.

EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said June 23, 1993 Lease Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 1 to Lease as of the day and year first hereinabove set forth.

LANDLORD:		TENANT:

JOHN ARRILLAGA SEPARATE PROPERTY TRUST		SYNOPSYS, INC. a Delaware corporation

By	/s/ John Arrillaga	By	/s/ A. Brooke Seawell
John Arrillaga, Trustee

A. Brooke Seawell
Date:	11/22/94	Print or Type Name

RICHARD T. PEERY SEPARATE PROPERTY TRUST		Title:	SR V.P. - Finance & Operations

By	/s/ Richard T. Peery	Date:	11/18/94
Richard T. Peery, Trustee

Date:	11/23/94